UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2003

VERIDIAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31342	54-1387657
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

1200 South Hayes Street, Suite 1100 Arlington, Virginia (Address of principal executive offices)	22202 (Zip Code)

Registrant’s telephone number, including area code: (703) 575-3100

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

99.1	Transcript of presentation/conference call on June 10, 2003 to analysts and investors by General Dynamics Corporation discussing the merger with Veridian Corporation.
99.2	Slides from presentation/conference call on June 10, 2003 to analysts and investors by General Dynamics Corporation discussing the merger with Veridian Corporation.

Item 9. Regulation FD Disclosure.

     On June 10, 2003, General Dynamics Corporation held a presentation and conference call with analysts and investors to discuss the proposed merger with Veridian Corporation. During the presentation/conference call, updated financial forecasts regarding Veridian’s 2003 and 2004 results were presented. A copy of the transcript and slides from the presentation/conference call are set forth as Exhibit 99.1 and 99.2, respectively, hereto and are incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIDIAN CORPORATION

By:	/s/ Jerald S. Howe, Jr.

Name:	Jerald S. Howe, Jr.
Title:	Senior Vice President, General Counsel and Secretary

Date: June 12, 2003

EXHIBIT INDEX

Exhibit	Description

99.1	Transcript of presentation/conference call on June 10, 2003 to analysts and investors by General Dynamics Corporation discussing the merger with Veridian Corporation.
99.2	Slides from presentation/conference call on June 10, 2003 to analysts and investors by General Dynamics Corporation discussing the merger with Veridian Corporation.